UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2017

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Service Corporation International (the “Company” or “SCI”) held on May 10, 2017, shareholders approved the Company’s Amended and Restated 2016 Equity Incentive Plan, including an increase of up to 410,000 shares authorized under such plan. A detailed summary of the plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 30, 2017 (the “Proxy Statement”). The description of the plan in the Proxy Statement is qualified in its entirety by reference to the full text of the plan; a copy of the Company’s Amended and Restated 2016 Equity Incentive Plan was filed as Annex C to the Proxy Statement, and such Annex C is incorporated by reference as an exhibit to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 10, 2017, SCI held an annual meeting of shareholders and the shareholders voted on seven proposals as set forth below.

Proposal 1:    Election of Directors.

The shareholders cast their votes as follows and elected three directors.

	Votes	Votes Against/		Broker
Nominee	For	Withheld	Abstentions	Non-Votes
Thomas L. Ryan	144,751,604	8,450,086	0	16,740,533
Clifton H. Morris, Jr.	125,070,023	28,131,667	0	16,740,533
W. Blair Waltrip	141,238,153	11,963,537	0	16,740,533

Proposal 2:    Approval of the selection of PricewaterhouseCoopers LLP as the Company's registered public accounting firm for fiscal 2017.

The shareholders approved the proposal by casting their votes as follows.

Votes For 164,728,615	Votes Against 4,817,154	Abstentions 396,454	Broker Non-Votes 0

Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders approved the proposal by casting their votes as follows.

Votes For 139,036,048	Votes Against 13,620,923	Abstentions 544,719	Broker Non-Votes 16,740,533

Proposal 4:    Frequency of Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders cast their votes as follows.

One Year 133,974,038	Two Years 335,845	Three Years 18,443,005	Abstentions 448,802	Broker Non-Votes 16,740,533

In accordance with such vote, the Company has decided to include annually an advisory shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

Proposal 5:    Approval of the Amended and Reinstated 2016 Equity Incentive Plan.

The shareholders approved the proposal by casting their votes as follows.

Votes For 144,872,804	Votes Against 7,824,834	Abstentions 504,052	Broker Non-Votes 16,740,533

Proposal 6:    Shareholder Proposal to Require an Independent Board Chairman.

The shareholders cast their votes as follows. The proposal failed because a majority of the shares were voted against the proposal.

Votes For 55,046,356	Votes Against 97,622,955	Abstentions 532,379	Broker Non-Votes 16,740,533

Proposal 7:    Shareholder Proposal to Adopt Simple Majority Voting.

The shareholders approved the proposal by casting their votes as follows.

Votes For 115,733,051	Votes Against 39,916,107	Abstentions 552,532	Broker Non-Votes 16,740,533

Item 9.01 Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2016 Equity Incentive Plan. (Incorporated by reference to Annex C to Proxy Statement for the 2017 annual meeting of shareholders).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2017	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary